UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

GENERATION INCOME PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Jackson Street Suite 3300
Tampa, Florida		33602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

As previously disclosed, Generation Income Properties, Inc. (the “Company”) received a determination letter from the Listing Qualifications Department (the Staff) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), which requires listed securities to maintain a minimum bid price of $1.00 per share. The Company requested a hearing before a Nasdaq Hearings Panel (the "Panel") to address the deficiency, which stayed any suspension or delisting action pending the Panel's decision and the expiration of any extension period granted by the Panel.

On September 16, 2026, the Company publicly disclosed that the Company has received a letter from Nasdaq notifying the Company that the Panel has determined to grant the Company's request for an exception, extending the deadline to demonstrate compliance with the Bid Price Rule to November 18, 2026. The Company intends to seek a further extension within the Panel’s discretionary authority in the event that the Company is unable to regain compliance with the Bid Price Rule by such date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. When used in this Form 8-K, in future filings with the Securities and Exchange Commission (the “SEC”) or in other written or oral communications, statements which are not historical in nature, including those containing words such as “continue,” “anticipate,” “will,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions, are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Statements regarding the Company's efforts and plans to regain compliance with the Bid Price Rule may be forward-looking statements. Such statements are based on current expectations of management of the Company and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, among others, the risk that the Company may not be able to regain compliance with the Bid Price Rule on a timely basis, if at all. Please also refer to the risks detailed from time to time in the reports that the Company files with the SEC, including the Company's Annual Report on Form 10-K/A for the year ended December 31, 2025 filed with the SEC on April 3, 2026, as well as the Company's subsequent filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date:	September 16, 2026	By:	/s/ Ron Cook
Principal Finance and Accounting Officer